UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 19, 2014

Echo Therapeutics, Inc.
 (Exact name of Company as specified in its charter)

Delaware	000-23017	41-1649949
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8Penn Center 1628 JFK Blvd., Suite 300 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (215) 717-4100

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: As previously disclosed in the Current Report on Form 8-K filed on June 25, 2014, the Board of Directors of Echo Therapeutics, Inc., a Delaware corporation (“Echo” or the “Company”), amended and restated its bylaws on June 24, 2014. This Form 8-K/A amends the Current Report on Form 8-K referred to above to supplement the disclosures required by Item 5.03.

Item 1.01.	Entry into Material Definitive Agreement

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Indemnification Agreements with Directors and Executive Officers

On June 24, 2014, the Board of Directors of Echo approved a new form of indemnification agreement to be entered into with each of the Company's directors and executive officers, effective June 24, 2014, which replace any previously existing indemnification agreements entered into between the Company and its current directors and executive officers.

The indemnification agreements require the Company, among other things, to indemnify the director or executive officer against specified expenses and liabilities, such as attorneys' fees, judgments, fines and settlements, reasonably incurred or suffered by the individual in connection with any action, suit or proceeding by reason of the fact that the individual was a director or executive officer of the Company, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by the Company.

The foregoing description of the indemnification agreements entered into between the Company and each of its directors and executive officers is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendments to By-Laws.

On June 24, 2014, the Company’s Board of Directors approved amendments to the Company’s bylaws, effective as of June 24, 2014 (as amended, the “Amended Bylaws”).

The Amended Bylaws were amended to, among other things, (i) clarify the obligations of the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law as the law currently exists and to the extent that it provides broader indemnification in the future, (ii) provide that,  unless the Company consents in writing to the selection of an alternative forum, the state courts (and, in some cases, the federal courts) located within the State of Delaware shall be the sole and exclusive forum for certain types of litigation including (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or the Amended Bylaws, or (d) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine, and (iii) to provide for fee-shifting with respect to certain types of litigation brought against the Company and/or any director, officer,  employee or affiliate where the claiming parties do not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought. The indemnification provisions of the Amended Bylaws require the Company, among other things, to indemnify directors or executive officers against specified expenses and liabilities, such as attorneys' fees, judgments, fines and settlements, reasonably incurred or suffered by the individual in connection with any action, suit or proceeding by reason of the fact that the individual was a director or executive officer of the Company, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by the Company.

In addition to the foregoing, there were various other “clean-up” changes to the Amended Bylaws, including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and capitalization of defined terms.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit  3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.                       Submission of Matters to a Vote of Security Holders.

At the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 19, 2014, the following matters were acted upon by the Company’s stockholders:

1.
The election of two Class III directors to the Company’s Board of Directors for a term of three years and until their respective successors have been duly elected and qualified or until their earlier resignation, death or removal;

2.	The approval, on an advisory basis, of the Company’s named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting;

3.	The ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

As of May 13, 2014, there were 11,929,964 shares of common stock issued and outstanding.  7,866,172 votes (65.94% of the outstanding shares) were cast.  The results of voting on each of the matters presented to stockholders at the Annual Meeting are set forth below:

1.	Election of two Class III directors to the Company’s Board of Directors for a term of three years:

	FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
Robert Doman	1,607,692	186,407	—	—
Michael Goldberg	7,058,556	387,926	—	—
Shepard Goldberg	5,391,044	261,339	—	—

2.	Approval, on an advisory basis, of the Company’s named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
2,320,506	2,015,586	3,110,390	—

3.	Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
6,807,638	294,095	764,439	—

Brokers did not have discretionary voting authority on any matter before the 2014 Annual Meeting and, as a result, there were zero broker non-votes on Proposals 1, 2 and 3.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.2	Bylaws of Echo Therapeutics, Inc., as amended and restated as of June 24, 2014.
10.1	Form of Director and Officer Indemnification Agreement.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: June 27, 2014	By: /s/ Kimberly A. Burke
Kimberly A. Burke
Senior Vice President, General Counsel and Chief Compliance Officer